Exhibit 10.69

Compensation Committee Resolutions

NAVISTAR 1994 PERFORMANCE INCENTIVE PLAN

WHEREAS, Navistar International Corporation (the “Corporation”) maintains the Navistar 1994 Performance Incentive Plan, as may be amended from time to time (the “1994 Plan”); and

WHEREAS, the 1994 Plan, in relevant part, reserves to the Committee on Compensation and Governance of the Corporation’s Board of Directors (n/k/a the Compensation Committee) (the “Committee”) the right to modify at any time, without the consent of the participant, the (1) terms of the 1994 Plan, (2) the terms of any option previously granted thereunder, and (3) the terms of restricted shares previously awarded thereunder;

NOW, THEREFORE, BE IT RESOLVED, that the Committee hereby amends the 1994 Plan, effective as of the dates specified herein, as follows:

1.
Section VII of the 1994 Plan is hereby amended by adding the following new paragraph (6), effective as of the date on which the 1994 Plan was established, and by adding the following new paragraph (7), effective April 16, 2007, to the end thereof, to read as follows:

“(6)
Notwithstanding any provision of the Plan to the contrary, the exercise of a Stock Option shall be settled solely in shares of Common Stock, and under no circumstances whatsoever shall a Stock Option be exercisable with respect to any period during which the exercise of such Stock Option would violate Applicable Law, as defined in Section XVIII.”

2.	Section XVIII of the 1994 Plan is hereby amended, in its entirety, effective as of the date on which the 1994 Plan was established, to read as follows:

“The Plan shall be governed by and construed in accordance with applicable Federal laws and, to the extent not inconsistent therewith or pre-empted thereby, with the laws of the State of Delaware (without regard to the conflicts of laws provisions of that State or any other jurisdiction), including applicable regulations, rules, and such other applicable authorities thereunder (“Applicable Law”). Accordingly, for the avoidance of doubt, the receipt, exercise, issuance, and disposition, as appropriate, of any Award, Common Stock, Stock Option, or other incentive or award under the Plan is expressly conditioned upon and subject to any and all limitations, restrictions, prohibitions, or such other conditions imposed by Applicable Law, including, but not limited to, applicable Federal and state securities law. Without limiting the generality and applicability of the foregoing and notwithstanding any provision of the Plan to the contrary, if and to the extent any amounts payable or benefits provided under this Plan are subject to, and would otherwise violate, the requirements of Section 409A of the Internal Revenue Code, as amended, including applicable regulations, rules, and such other applicable authorities thereunder (“Code Section 409A”), such amounts or benefits shall be paid or provided under such other conditions, determined by the Committee in its sole discretion, that cause the provision of such amounts or benefits to comply with, or not to be subject to, Code Section 409A and this Plan shall be construed and administered accordingly to achieve that objective.”

NAVISTAR INTERNATIONAL CORPORATION
1998 INTERIM STOCK PLAN

WHEREAS, the Corporation maintains the Navistar International Corporation 1998 Interim Stock Plan, as may be amended from time to time (the “1998 Interim Plan”); and

WHEREAS, the 1998 Interim Plan, in relevant part, reserves to the Committee on Organization of the Corporation’s Board of Directors (n/k/a the Compensation Committee) (the “Committee”) the right to modify at any time, without the consent of the participant, the (1) terms of the 1998 Interim Plan, (2) the terms of any option previously granted thereunder, and (3) the terms of restricted shares previously awarded thereunder;

NOW, THEREFORE, BE IT RESOLVED, that the Committee hereby amends the 1998 Interim Plan, effective as of the dates specified herein, as follows:

1.
Section IV of the 1998 Interim Plan is hereby amended by adding the following text, effective as of the date on which the 1998 Interim Plan was established (or such other effective date, as specifically provided below), to the end thereof, to read as follows:

“Notwithstanding any provision of the Plan to the contrary, the exercise of any Nonqualified Stock Option shall be settled solely in shares of Common Stock, and under no circumstances whatsoever shall a Nonqualified Stock Option be exercisable with respect to any period during which the exercise of such Nonqualified Stock Option would violate Applicable Law, as defined in Section X.”

2.	Section X of the 1998 Interim Plan is hereby amended, in its entirety, effective as of the date on which the 1998 Interim Plan was established, to read as follows:

“The Plan shall be governed by and construed in accordance with applicable Federal laws and, to the extent not inconsistent therewith or pre-empted thereby, with the laws of the State of Delaware (without regard to the conflicts of laws provisions of that State or any other jurisdiction), including applicable regulations, rules, and such other applicable authorities thereunder (“Applicable Law”). Accordingly, for the avoidance of doubt, the receipt, exercise, issuance, and disposition, as appropriate, of any Award, Common Stock, Nonqualified Stock Option, or other incentive or award under the Plan is expressly conditioned upon and subject to any and all limitations, restrictions, prohibitions, or such other conditions imposed by Applicable Law, including, but not limited to, applicable Federal and state securities law. Without limiting the generality and applicability of the foregoing and notwithstanding any provision of the Plan to the contrary, if and to the extent any amounts payable or benefits provided under this Plan are subject to, and would otherwise violate, the requirements of Section 409A of the Internal Revenue Code, as amended, including applicable regulations, rules, and such other applicable authorities thereunder (“Code Section 409A”), such amounts or benefits shall be paid or provided under such other conditions, determined by the Committee in its sole discretion, that cause the provision of such amounts or benefits to comply with, or not to be subject to, Code Section 409A and this Plan shall be construed and administered accordingly to achieve that objective.”

NAVISTAR 1998 SUPPLEMENTAL STOCK PLAN

WHEREAS, the Corporation maintains the Navistar 1998 Supplemental Stock Plan, as may be amended from time to time (the “1998 Supplemental Plan”); and

WHEREAS, the 1998 Supplemental Plan, in relevant part, reserves to the Committee on Compensation and Governance of the Corporation’s Board of Directors (n/k/a the Compensation Committee) (the “Committee”) the right to modify at any time, without the consent of the participant, the (1) terms of the 1998 Supplemental Plan, (2) the terms of any option previously granted thereunder, and (3) the terms of restricted shares previously awarded thereunder;

NOW, THEREFORE, BE IT RESOLVED, that the Committee hereby amends the 1998 Supplemental Plan, effective as of the dates specified herein, as follows:

1.
Section IV of the 1998 Supplemental Plan is hereby amended by adding the following text, effective as of the date on which the 1998 Supplemental Plan was established (or such other effective date, as specifically provided below), to the end thereof, to read as follows:

“Notwithstanding any provision of the Plan to the contrary, the exercise of any Nonqualified Stock Option shall be settled solely in shares of Common Stock, and under no circumstances whatsoever shall a Nonqualified Stock Option be exercisable with respect to any period during which the exercise of such Nonqualified Stock Option would violate Applicable Law, as defined in Section X.”

2.	Section X of the 1998 Supplemental Plan is hereby amended, in its entirety, effective as of the date on which the 1998 Supplemental Plan was established, to read as follows:

“The Plan shall be governed by and construed in accordance with applicable Federal laws and, to the extent not inconsistent therewith or pre-empted thereby, with the laws of the State of Delaware (without regard to the conflicts of laws provisions of that State or any other jurisdiction), including applicable regulations, rules, and such other applicable authorities thereunder (“Applicable Law”). Accordingly, for the avoidance of doubt, the receipt, exercise, issuance, and disposition, as appropriate, of any Award, Common Stock, Nonqualified Stock Option, or other incentive or award under the Plan is expressly conditioned upon and subject to any and all limitations, restrictions, prohibitions, or such other conditions imposed by Applicable Law, including, but not limited to, applicable Federal and state securities law. Without limiting the generality and applicability of the foregoing and notwithstanding any provision of the Plan to the contrary, if and to the extent any amounts payable or benefits provided under this Plan are subject to, and would otherwise violate, the requirements of Section 409A of the Internal Revenue Code, as amended, including applicable regulations, rules, and such other applicable authorities thereunder (“Code Section 409A”), such amounts or benefits shall be paid or provided under such other conditions, determined by the Committee in its sole discretion, that cause the provision of such amounts or benefits to comply with, or not to be subject to, Code Section 409A and this Plan shall be construed and administered accordingly to achieve that objective.”

NAVISTAR INTERNATIONAL CORPORATION
2004 PERFORMANCE INCENTIVE PLAN

WHEREAS, Navistar International Corporation (the “Corporation”) maintains the Navistar International Corporation 2004 Performance Incentive Plan, as may be amended from time to time (the “2004 Plan”); and

WHEREAS, the 2004 Plan, in relevant part, generally reserves to the Committee on Compensation and Governance of the Corporation’s Board of Directors (n/k/a the Compensation Committee) (the “Committee”) the right to modify the 2004 Plan at any time, provided that no amendment to the 2004 Plan shall, without the consent of the affected participant, terminate or adversely affect any right or obligation under any stock option or other award previously granted thereunder;

NOW, THEREFORE, BE IT RESOLVED, that the Committee hereby amends the 2004 Plan, effective as of the dates specified herein, as follows:

1.	Section III(25) of the 2004 Plan is hereby amended by amended in its entirety, effective April 16, 2007, to read as follows:

“(25) ‘Qualified Retirement’ means with respect to an Employee a termination from employment from the Corporation or any of its subsidiaries that occurs after the Employee attains age 55 and at the time of the termination the Employee has either: (i) 10 or more years of continuous service as a full-time Employee, or (ii) 10 or more years of service that would constitute credited service under the definition contained in the International Truck and Engine Corporation Retirement Plan for Salaried Employees ("RPSE"). Qualified Retirement for a Non-Employee Director means retirement under a retirement policy of the Board for Non-Employee Directors.”

2.
Section VII of the 2004 Plan is hereby amended by adding the following new paragraphs (13) and (14), effective April 16, 2007 (or such other effective date, as specifically provided below), to the end thereof, to read as follows:

“(13)
Notwithstanding any provision of the Plan to the contrary, (a) the exercise of a Stock Option granted under the Plan at any time on or after April 16, 2007 shall be settled solely in shares of Common Stock, and under no circumstances whatsoever shall a Stock Option be exercisable with respect to any period during which the exercise of such Stock Option would violate Applicable Law, as defined in Section XVIII, and (b) in accordance with both the terms of the Prospectus for the Plan and the power and authority reserved to the Committee under Section XIII, and to the fullest extent permitted under Applicable Law, as defined in Section XVIII, the exercise of a Stock Option granted under the Plan at any time before April 16, 2007 shall be settled solely in shares of Common Stock, and under no circumstances whatsoever shall a Stock Option be exercisable with respect to any period during which the exercise of such Stock Option would violated Applicable Law, as defined in Section XVIII.”

3.
Section XXII of the 2004 Plan is hereby amended, in its entirety, effective April 16, 2007 (or, to the fullest extent permitted by applicable law, effective as of the date on which the 2004 Plan was established), to read as follows:

“The Plan shall be governed by and construed in accordance with applicable Federal laws and, to the extent not inconsistent therewith or pre-empted thereby, with the laws of the State of Delaware (without regard to the conflicts of laws provisions of that State or any other jurisdiction), including applicable regulations, rules, and such other applicable authorities thereunder (“Applicable Law”). Accordingly, for the avoidance of doubt, the receipt, exercise, issuance, and disposition, as appropriate, of any Award, Common Stock, Stock Option, or other incentive or award under the Plan is expressly conditioned upon and subject to any and all limitations, restrictions, prohibitions, or such other conditions imposed by Applicable Law, including, but not limited to, applicable Federal and state securities law. Without limiting the generality and applicability of the foregoing and notwithstanding any provision of the Plan to the contrary, if and to the extent any amounts payable or benefits provided under this Plan are subject to, and would otherwise violate, the requirements of Section 409A of the Internal Revenue Code, as amended, including applicable regulations, rules, and such other applicable authorities thereunder (“Code Section 409A”), such amounts or benefits shall be paid or provided under such other conditions, determined by the Committee in its sole discretion, that cause the provision of such amounts or benefits to comply with, or not to be subject to, Code Section 409A and this Plan shall be construed and administered accordingly to achieve that objective.”

NAVISTAR 1998 NON-EMPLOYEE DIRECTORS
STOCK OPTION PLAN

RESOLVED, that the Compensation Committee hereby recommends that the Board approve the following preambles and resolutions:

“WHEREAS, Navistar International Corporation (the “Corporation”) maintains the Navistar 1998 Non-Employee Directors Stock Option Plan, as may be amended from time to time (the “1998 Directors Plan”); and

WHEREAS, the 1998 Directors Plan, in relevant part, generally reserves to the Corporation’s Board of Directors (the “Board”) the right to modify the 1998 Directors Plan at any time, provided that no amendment to the 1998 Directors Plan shall, without the consent of the affected option holder, adversely affect any right under any stock option or other award previously granted thereunder;

NOW, THEREFORE, BE IT RESOLVED, that the Board hereby amends the 1998 Directors Plan, effective as of the dates specified herein, as follows:

1.
Section 7 of the 1998 Directors Plan is hereby amended by adding the following text, effective as of the date on which the 1998 Directors Plan was established (or such other effective date, as specifically provided below), to the end thereof, to read as follows:

“Notwithstanding any provision of the Plan to the contrary, to the fullest extent permitted under Applicable Law, as defined in Section 15, the exercise of an option granted under the Plan shall be settled solely in shares of Common Stock of the Corporation, and under no circumstances whatsoever shall an option be exercisable with respect to any period during which the exercise of such option would violate Applicable Law, as defined in Section 15.”

2.
The 1998 Directors Plan is hereby amended, effective April 16, 2007 (or, to the fullest extent permitted by applicable law, effective as of the date on which the 1998 Directors Plan was established), by adding a new Section 15 to read as follows:

“15. Governing Law

The Plan shall be governed by and construed in accordance with applicable Federal laws and, to the extent not inconsistent therewith or pre-empted thereby, with the laws of the State of Delaware (without regard to the conflicts of laws provisions of that State or any other jurisdiction), including applicable regulations, rules, and such other applicable authorities thereunder (“Applicable Law”). Accordingly, for the avoidance of doubt, the receipt, exercise, issuance, and disposition, as appropriate, of any Common Stock, option, or other incentive or award under the Plan is expressly conditioned upon and subject to any and all limitations, restrictions, prohibitions, or such other conditions imposed by Applicable Law, including, but not limited to, applicable Federal and state securities law. Without limiting the generality and applicability of the foregoing and notwithstanding any provision of the Plan to the contrary, if and to the extent any amounts payable or benefits provided under this Plan are subject to, and would otherwise violate, the requirements of Section 409A of the Internal Revenue Code, as amended, including applicable regulations, rules, and such other applicable authorities thereunder (“Code Section 409A”), such amounts or benefits shall be paid or provided under such other conditions, determined by the Board in its sole discretion, that cause the provision of such amounts or benefits to comply with, or not to be subject to, Code Section 409A and this Plan shall be construed and administered accordingly to achieve that objective.”